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                     CLASS A, CLASS B AND CLASS C SHARES OF:

                            AIM GLOBAL RESOURCES FUND

                        Supplement dated October 1, 1999
                     to the Prospectus dated March 1, 1999,
                          as Supplemented July 1, 1999

This supplement supercedes and replaces in its entirety the supplement dated July 1, 1999.

The following replaces in its entirety the fifth paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on Page 1 of the Prospectus:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective."

The following paragraph is added immediately following the fourth paragraph under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on Page 1 of the
Prospectus:

                  "The portfolio may participate in the initial public offering (IPO) market. Because of the portfolio's small asset base, any investment the portfolio may make in IPOs may significantly increase the fund's and the portfolio's total returns. As the portfolio's assets grow, the impact of IPO investments will decline, which may reduce the fund's and the portfolio's total returns."

The following is added at the end of the paragraph under the heading "PERFORMANCE INFORMATION" on page 3 of the Prospectus:

         "Total return information in the bar chart and table below may be affected by special market factors, including the portfolio's investment in IPOs, which may have a magnified impact on the portfolio due to its small asset base. There is no guarantee that, as the portfolio's assets grow, the fund and the portfolio will continue to experience substantially similar performance."

Effective October 1, 1999, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT-PORTFOLIO MANAGER" on page 5 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are:

         o Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student at the University of Michigan. From 1991 to 1995 he was a Software Engineer with Bank of America.

         o Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

         o Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

         o Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994."
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The following paragraph is added immediately following the third paragraph under the heading "FINANCIAL HIGHLIGHTS" on Page 6 of the Prospectus:

              "Total return information in this table may be affected by special market factors, including the portfolio's investment in IPOs, which may have a magnified impact on the portfolio due to its small asset base. There is no guarantee that, as the portfolio's assets grow, the fund and the portfolio will continue to experience substantially similar performance."

The following new section is added immediately after the section entitled "SHAREHOLDER INFORMATION-REDEEMING SHARES-REDEMPTION OF AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE" on Page A-4 of the Prospectus:

         "REDEMPTION OF CLASS B SHARES OR CLASS C SHARES ACQUIRED BY EXCHANGE FROM AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

         We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares."

The first paragraph under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES" on Page A-6 of the Prospectus is replaced with the following:

         "Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may also exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange."

A new paragraph (5) is added under the heading "SHAREHOLDER
INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES-YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:" on Page A-6 of the Prospectus, and the new paragraph
(5) reads as follows:

         "(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares."

The following replaces in its entirety the information appearing under the heading "EXCHANGING SHARES - EXCHANGE CONDITIONS" on page A-6 of the Prospectus:

         "The following conditions apply to all exchanges:

         o You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

         o Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

         o Exchanges must be made between accounts with identical registration information;

         o The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

         o    Shares must have been held for at least one day prior to the exchange;
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         o    If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

         o You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund."